Exhibit 99.1

FG Nexus Announces Shareholder Approval of Historic 1 Trillion Share Authorization

Provides Maximum Flexibility to Execute Ethereum Strategy

Charlotte, NC – September 16, 2025 – FG Nexus (Nasdaq: FGNX, FGNXP) (the “Company”), today announced that a majority of its shareholders have approved by written consent a landmark increase in authorized shares to 1 trillion shares, consisting of 900 billion common shares and 100 billion preferred shares, representing what we believe to be one of if not the largest share authorizations of any U.S. publicly traded company. The increase in authorized shares is not yet effective, but is expected to become effective no earlier than 20 calendar days after the information statement relating to the written consent and related matters is first mailed or otherwise delivered to the Company’s stockholders, and upon the filing of a certificate of amendment with the Secretary of State of Nevada.

“This unprecedented number of authorized shares positions FG Nexus with the most flexible capital structure in the U.S. public markets,” said Kyle Cerminara, Co-Founder, Chairman & CEO of FG Nexus. “Our goal is clear: to systematically acquire ETH in a manner that directly increases ETH per share value for our shareholders while establishing FG Nexus as the dominant institutional holder of Ethereum globally.”

The increase in authorized shares provides FG Nexus with maximum flexibility to execute its strategic vision of becoming the largest corporate holder of ETH in the world by an order of magnitude. By leveraging the authorization and the potential strategic issuance of new shares, FG Nexus will have the unparalleled ability to adapt to future market opportunities and growth initiatives to support the Company’s singular focus on rapidly increasing its Ethereum holdings.

“This historic authorization reflects our shareholders’ confidence in our Ethereum-focused strategy,” said Maja Vujinovic, CEO of Digital Assets at FG Nexus. “As we continue building long-term ETH per share growth and reinforcing our conviction that Ethereum is the backbone of tomorrow’s financial system, this authorization ensures we have the capital structure tools necessary to maximize long-term shareholder value.”

FG Nexus

FG Nexus (Nasdaq: FGNX, FGNXP), (the “Company”), is on the Ethereum Standard, and singularly focused on becoming the largest corporate holder of ETH in the world by an order of magnitude. In order to enhance our ETH YIELD, the Company will stake and restake, serving as a strategic gateway into Ethereum-powered finance, including tokenized RWAs and stablecoin yield.

The FGNX® logo is a registered trademark.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this press release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations such as accounting rules as discussed below, customer acceptance of new products and services including the Company’s ETH treasury strategy, general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers.

Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. Under U.S. generally accepted accounting principles, entities are required to measure certain crypto assets at fair value, with changes reflected in net income each reporting period. Changes in the fair value of crypto assets could result in significant fluctuations to the income statement results. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Investor Contact

invest@fgnexus.io

Media Contact

media@fgnexus.io